UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
August 3, 2007

NO BORDERS, INC
(Exact name of registrant as specified in its charter)

Nevada	0-1738	88-0429812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18301 Von Karman Ave, Suite 1000 Irvine, CA 92612
(Address of principal executive offices)

(949) 251-0250
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events

On August 3, 2007, No Borders, Inc. (the “Company”) issued a press release announcing that the board of directors of the Company has engaged the international law firm of Kirkpatrick & Lockhart Preston Gates Ellis LLP to undertake an investigation of certain activities of prior management. The board has requested that the law firm review the facts and circumstances under which prior management maintained financial and other corporate records as well as prior management’s failure to make all the company’s books and records available to current management. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release issued by No Borders, Inc. dated August 3, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NO BORDERS, INC.

Date: August 3, 2007	By:	/s/ Rizwan A. Uraizee
Rizwan A. Uraizee
Acting Chief Financial Officer